Exhibit 10.1

SECOND AMENDMENT
THIS SECOND AMENDMENT (this “Amendment”) dated as of June 3, 2015 to the Credit Agreement referenced below is by and among COMSCORE, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of September 26, 2013 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and
WHEREAS, the Borrower and the Required Lenders have agreed to certain modifications to the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Amendment.     Clause (b) of then definition of Change of Control in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

3.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors and the Required Lenders and the Administrative Agent.
4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
5.    Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (or, if such representation or warranty is qualified by materiality, it shall be true and correct in all respects), and (b) no Default exists.
6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
8.    FATCA. For purposes of determining withholding Taxes imposed under the FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
9.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
10.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
11.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

BORROWER:	COMSCORE, INC,
a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Chief Financial Officer & Treasurer

GUARANTORS:	CSWS, INC., a Virginia corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

COMSCORE BRAND AWARENESS, L.L.C.,
a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation,
as sole member

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

CS WORLDNET US HOLDCO LLC,
a Delaware limited liability company

By:     CS WORLDNET HOLDING B.V.,
a Netherlands limited company, as managing member

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Director

CREATIVE KNOWLEDGE, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

MARKETSCORE, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

[Signature Pages Continue]

COMSCORE EUROPE, LLC, a Delaware limited liability company

By:     COMSCORE, INC., a Delaware corporation, as manager

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

FULL CIRCLE STUDIES, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

CARMENERE HOLDING COMPANY, a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

VOICEFIVE, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

TMRG, INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

COMSCORE INTERNATIONAL INC., a Delaware corporation

By: /s/ Melvin Wesley, III
Name: Melvin Wesley, III
Title: Treasurer

[Signature Pages Continue]

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Kristina A. Wilmer
Name: Kristina A. Wilmer
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Nancy Bonnell
Name: Nancy Bonnell
Title: Vice President

SILICON VALLEY BANK

By:/s/ Will Deevy
Name: Will Deevy
Title: Vice President

SUNTRUST BANK

By: /s/ Brian Guffin
Name: Brian Guffin
Title: Director